__________________________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 4, 2022
________________________________________________________________________________________________________________________
Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________
Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)
 _________________________________________________________________________________________

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)

(785) 575-6300
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

__________________________________________________________________________________________
Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form 8-K is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 2.02	Results of Operations and Financial Condition

On November 4, 2022, Evergy issued a press release announcing its results for the third quarter ended September 30, 2022. A copy of the press release is attached as Exhibit 99.1.

The press release contains information regarding Evergy Kansas Central and Evergy Metro. Accordingly, information in the press release relating to Evergy Kansas Central and Evergy Metro is also being furnished on behalf of Evergy Kansas Central and Evergy Metro.

The information under this Item 2.02 and in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section. The information under this Item 2.02 and Exhibit 99.1 hereto shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (“Securities Act”), unless otherwise expressly indicated in such registration statement or other document.

Item 7.01	Regulation FD Disclosure

Evergy is also providing its 2022 fiscal year earnings guidance in the press release attached as Exhibit 99.1, which is incorporated herein by reference.

The information under this Item 7.01 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information under this Item 7.01 and in Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act unless otherwise expressly indicated in such registration statement or other document.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Evergy, Inc., on November 4, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Lori A. Wright
Lori A. Wright
Vice President – Investor Relations and Treasurer

Evergy Kansas Central, Inc.

/s/ Lori A. Wright
Lori A. Wright
Vice President – Investor Relations and Treasurer

Evergy Metro, Inc.

/s/ Lori A. Wright
Lori A. Wright
Vice President – Investor Relations and Treasurer

Date: November 4, 2022